[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.
Exhibit 10.2

AMENDMENT NO. 1 COMMERCIAL SUPPLY AGREEMENT

        THIS AMENDMENT NO. 1 (the “Amendment”) is effective as of April 14, 2020 (the “Amendment Effective Date”) by and between Seattle Genetics, Inc. (“Customer”) having a principal place of business at 21823 30th Drive SE, Bothell, WA 98021 and Esteve Quimica, S.A., (“EQ”) with an office at Torre ESTEVE, Pg. Zona Franca, 109 08038 Barcelona, SPAIN.

        WHEREAS, Customer and EQ are parties to that certain Commercial Supply Agreement dated June 13, 2019 (the “Agreement”);

        WHEREAS, Customer and EQ wish to amend the Agreement on the terms and conditions set forth herein;

        NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. Appendix B – Price is replaced in its entirety with the following:

APPENDIX B - PRICE

[ * ]

2. All other terms and conditions set forth in the Agreement shall remain unchanged and in full force and effect. Any terms not defined herein shall have the same meanings as set forth in the Agreement.

3. This Amendment may be executed in multiple counterparts, each of which shall be deemed an original, and all of which shall together be deemed to constitute one agreement. This Amendment shall be effective upon the Amendment Effective Date. The parties agree that execution of this Amendment by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Amendment. Each party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed Amendment No. 1 electronically.

        IN WITNESS WHEREOF, the authorized representatives of the parties hereto have executed this Amendment.

SEATTLE GENETICS, INC.

By: /s/ Teit Agger
Its: VP, Product Supply
Date: 4/16/2020

ESTEVE QUIMICA, S.A.

By: /s/Pere Mañe
Its: General Manager
Date: 4/16/2020

/s/ Montserrat Ferrer
Sales Logistics Manager
4/16/2020

[ * ] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM IF PUBLICLY DISCLOSED.